Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report on Form 20-F of Nomad Foods Limited (the “Company”) for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dominic Brisby, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:  February 26, 2026

/s/ Dominic Brisby
Dominic Brisby
Chief Executive Officer
(Principal Executive Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this Report.